Subsequent Event: (Details Text)	1 Months Ended
Aug. 08, 2016 USD ($)
Subsequent Event: [Abstract]
Summary subsequent event	On August 8, 2016, we announced the execution of a settlement agreement (the "Settlement Agreement") with Venezuela, which includes payment of the Award (including interest) of approximately $770 million and acquisition of our Mining Data by Venezuela for $240 million. We also agreed to form a jointly owned company (the "Mixed Company") to develop the Brisas Cristinas gold copper mining project.
Payment of the Award	approximately $770 million, including accrued interest up to February 24, 2016, in two installments, $600 million due on or before October 31, 2016 and the remaining approximately $170 million on or before December 31, 2016
Acquisition of technical mining data	$240 million, payable in four quarterly installments of $50 million beginning October 31, 2016, with a fifth and final installment of $40 million due on or before October 31, 2017.
Mixed Company property rights size in hectares	18,000
Beneficial ownership of mixed company by Venezuela	55.00%
Beneficial ownership of mixed company by Company	45.00%
Anticipated capital costs	$ 2,100,000,000
Technical services Agreement fee	5.00%
Mining project term	40 years
Profit participation	For sales up to $1600 per ounce, net profits will be allocated 55% to Venezuela and 45% to us. For sales greater than $1600 per ounce, the incremental amount will be allocated 70% and 30%, respectively. With gold sales at $1600 and $3500 per ounce, net profits will be allocated at 55% - 45% and 60.5% - 39.5%, respectively
NSR first ten years	5.00%
NSR second ten years	6.00%
NSR thereafter	7.00%